Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.3

EMPLOYEE MATTERS AGREEMENT

by and between

DTE ENERGY COMPANY

and

DT MIDSTREAM, INC.

Dated as of [                ], 2021

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS

SECTION 1.01.	Definitions …………………………………………………………………………………………………………………………	1
SECTION 1.02.	Interpretation ………………………………………………………………………………………………………………………	6

ARTICLE II

ASSIGNMENT OF EMPLOYEES

SECTION 2.01.	Transferred Employees ……………………………………………………………………………………………………………	6
SECTION 2.02.	Listed Employees …………………………………………………………………………………………………………………	7
SECTION 2.03.	Non-Employment Obligation ……………………………………………………………………………………………………..	7

ARTICLE III

PENSION, RETIREMENT AND DEFERRED COMPENSATION PLANS

SECTION 3.01.	Qualified Defined Contribution Plans …………………………………………………………………………………………….	7
SECTION 3.02.	Qualified Defined Benefit Pension Plans …………………………………………………………………………………………	9
SECTION 3.03.	Nonqualified Deferred Compensation Plans ………………………………………………………………………………………	9

ARTICLE IV

WELFARE PLANS

SECTION 4.01.	Establishment of the DT Midstream Welfare Plans ………………………………………………………………………………	10
SECTION 4.02.	Coverage of DT Midstream Employees …………………………………………………………………………………………..	10
SECTION 4.03.	Welfare Plan Liabilities ………………………………………………………………………………………………………..….	11
SECTION 4.04.	Disability ……………………………………………………………………………………………………………………….….	11
SECTION 4.05.	Workers’ Compensation Claims ………………………………………………………………………………………….……….	12
SECTION 4.06.	COBRA ……………………………………………………………………………………………………………………….…..	12
SECTION 4.07.	Flexible Spending Accounts; Vacation Buy ……………………………………………………………………………….……...	12
SECTION 4.08.	Health Savings Accounts ……………………………………………………………………………….…….…….…….…….....	13
SECTION 4.09.	Retiree Welfare Plans ……………………………………………………………………………….…….…….…….……...…...	13

ARTICLE V

CERTAIN OTHER ARRANGEMENTS

SECTION 5.01.	Other DT Midstream Benefit Arrangements ……………………………………………………….…….…….…….……...…....	13
SECTION 5.02.	No Change in Control ……………………………………………………………………………….…….…….…….……...…...	14

i

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

Schedule A	- Listed Employees

ii

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

EMPLOYEE MATTERS AGREEMENT, dated as of [                ], 2021 by and between DTE ENERGY COMPANY, a Michigan corporation (“DTE Energy”), and DT MIDSTREAM, INC., a Delaware corporation and wholly owned subsidiary of DTE Energy (“DT Midstream”).

WHEREAS, concurrently with the execution of this Agreement, DTE Energy and DT Midstream are entering into a Separation and Distribution Agreement (the “Distribution Agreement”), pursuant to which DTE Energy shall distribute on a pro rata basis to the holders of shares of DTE Energy common stock, without par value (“DTE Energy Shares”), its entire interest in DT Midstream by way of a dividend of all shares of DT Midstream common stock, par value $0.01 per share (“DT Midstream Shares”), owned by DTE Energy as of the Distribution Date (as defined in the Distribution Agreement); and

WHEREAS, in connection with the Distribution (as defined in the Distribution Agreement), DTE Energy and DT Midstream desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Distribution Agreement, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Definitions. Unless otherwise defined herein, each capitalized term shall have the meaning specified for such term in the Distribution Agreement. As used in this Agreement:

“2021 AIP Award” has the meaning set forth in Section 5.03.

“2021 DT Midstream Annual Award” has the meaning set forth in Section 5.03.

“2021 REP Award” has the meaning set forth in Section 5.03.

“Agreement” means this Employee Matters Agreement together with those parts of the Distribution Agreement referenced herein and all schedules hereto and all amendments, modifications and changes hereto and thereto.

“Benefit Plan” means any plan, program, policy, agreement, arrangement or understanding that is an employment, consulting, deferred compensation, executive compensation, incentive bonus or other bonus, employee pension, profit sharing, savings, retirement, supplemental retirement, stock option, stock purchase, stock appreciation right, restricted stock, restricted stock unit, deferred stock unit, other equity-based compensation, severance pay, retention, change in control, salary continuation, life, death benefit, health, hospitalization, workers’ compensation, sick leave, vacation pay, child bonding leave, educational assistance, disability or accident insurance or other employee compensation or benefit plan, program, agreement or arrangement, including any “employee benefit plan” (as defined in Section 3(3) of ERISA) (whether or not subject to ERISA) sponsored, maintained or contributed to by such entity or to which such entity is a party.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Business Employee” means (a) each individual who immediately prior to the Distribution Date is employed by the DT Midstream Group, including each Transferred Employee and including any individual who is not actively at work due to a leave of absence (including vacation, holiday, child bonding, adoption or similar family-related leave, illness, injury or short-term disability) from which such employee is permitted to return to active employment in accordance with the DT Midstream Group’s personnel policies, as in effect from time to time, or applicable Law and (b) each former employee of the DTE Energy Group, the DT Midstream Group or a former entity owned, in whole or in part, by the DT Midstream Group whose last employment with any of such parties immediately prior to termination (before the Distribution Date) was with the DT Midstream Group or a former entity owned, in whole or in part, by the DT Midstream Group.

“COBRA” means the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time, and any applicable similar state or local laws.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Determination” has the meaning set forth in the TMA.

“Distribution Agreement” has the meaning set forth in the recitals of this Agreement.

“DT Midstream” has the meaning set forth in the preamble of this Agreement.

“DT Midstream 2019 Performance Share Award” has the meaning set forth in Section 6.03(a).

“DT Midstream 2020 Performance Share Award” has the meaning set forth in Section 6.03(b).

“DT Midstream AIP” has the meaning set forth in Section 5.03.

“DT Midstream Benefit Plan” means any Benefit Plan sponsored, maintained or contributed to by any member of the DT Midstream Group or to which any member of the DT Midstream Group is party on or after the Distribution Date.

“DT Midstream Corporate Employee” means any DT Midstream Employee who was a Transferred Employee.

“DT Midstream Corporate Employee Compensation Deduction” means any income Tax deduction arising after the Distribution Date with respect to any DT Midstream Corporate Employee with respect to the DTE Energy Savings Plan, the DTE Energy Pension Plan, any DTE Energy Deferred Compensation Plan or any DTE Energy Welfare Plan.

“DT Midstream Employee” means an individual who is employed by the DT Midstream Group immediately following the Distribution Date, including any individual who is not actively at work due to a leave of absence (including vacation, holiday, illness, child bonding, adoption or similar family-related leave, illness, injury or short-term disability) from which such employee is permitted to return to active employment in accordance with the DT Midstream Group’s personnel policies, as in effect from time to time, or applicable Law.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

“DT Midstream Equity Compensation Deduction” means any income Tax deduction arising after the Distribution Date with respect to any Substitute DT Midstream RSU Award, Substitute DT Midstream Performance Share Award, DT Midstream 2019 Performance Share Award or DT Midstream 2020 Performance Share Award.

“DT Midstream FSA” has the meaning set forth in Section 4.07.

“DT Midstream Legacy Employee” means any DT Midstream Employee who was employed by a member of the DT Midstream Group immediately before the Distribution Date and who was not a Transferred Employee.

“DT Midstream Legacy Employee Compensation Deduction” means any income Tax deduction arising after the Distribution Date with respect to any DT Midstream Legacy Employee with respect to the DTE Energy Savings Plan, the DTE Energy Pension Plan, any DTE Energy Deferred Compensation Plans or any DTE Energy Welfare Plans.

“DT Midstream Plan HSA” has the meaning set forth in Section 4.08.

“DT Midstream Post-Distribution Stock Price” means the per share price of DT Midstream Shares, which shall be equal to the average of the volume weighted average price of DT Midstream Shares, traded on a when-issued basis, for each of the three consecutive trading days immediately preceding the Distribution Date.

“DT Midstream REP” has the meaning set forth in Section 5.03.

“DT Midstream Savings Plan” has the meaning set forth in Section 3.01(a).

“DT Midstream Savings Plan Trust” means the trust maintained under the DT Midstream Savings Plan.

“DT Midstream Shares” has the meaning set forth in the recitals of this Agreement.

“DT Midstream Stock Plan” has the meaning set forth in Section 6.01.

“DT Midstream VB” has the meaning set forth in Section 4.07.

“DT Midstream Welfare Plans” has the meaning set forth in Section 4.01.

“DT Midstream Workers’ Compensation Plan” has the meaning set forth in Section 4.05.

“DTE Energy” has the meaning set forth in the preamble of this Agreement.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

“DTE Energy Benefit Plan” means any Benefit Plan sponsored, maintained or contributed to by any member of the DTE Energy Group or to which any member of the DTE Energy Group is party.

“DTE Energy Deferred Compensation Plans” means the DTE Energy Company Supplemental Savings Plan, the DTE Energy Company Executive Supplemental Retirement Plan, the DTE Energy Company Supplemental Retirement Plan and the DTE Energy Company Executive Deferred Compensation Plan.

“DTE Energy Equity Compensation Deduction” means any income Tax deduction arising after the Distribution Date (a) with respect to any DTE Energy Restricted Share Award, DTE Energy Performance Share Award or DTE Energy Phantom Share Award, in each case, that is held as of immediately prior to the Distribution by any Person who does not become a DT Midstream Employee or (b) with respect to any Vested 2019 DTE Energy Performance Share Award or Vested 2020 DTE Energy Performance Share Award.

“DTE Energy FSA” has the meaning set forth in Section 4.07.

“DTE Energy Pension Plan” means the DTE Energy Company Retirement Plan.

“DTE Energy Performance Share Award” means a performance share award granted under the DTE Energy Stock Plan and outstanding prior to the Distribution Date.

“DTE Energy Phantom Share Award” means a share of phantom stock granted under the DTE Energy Stock Plan and outstanding as of the Distribution Date.

“DTE Energy Plan HSA” has the meaning set forth in Section 4.08.

“DTE Energy Post-Distribution Stock Price” means the per share price of DTE Energy Shares, determined on a post-Distribution basis, which shall be equal to the average of the volume weighted average price of DTE Energy Shares, traded on a when-issued basis, for each of the three consecutive trading days immediately preceding the Distribution Date.

“DTE Energy Pre-Distribution Stock Price” means the per share price of DTE Energy Shares, determined on a pre-Distribution basis, which shall be equal to the average of the volume weighted average price of DTE Energy Shares, traded with due bills, for each of the three consecutive trading days immediately preceding the Distribution Date.

“DTE Energy Restricted Stock Award” means a DTE Energy Share that is subject to forfeiture, granted under the DTE Energy Stock Plan and outstanding as of the Distribution Date.

“DTE Energy Retiree Welfare Plans” means the DTE Energy Company Comprehensive Retiree Group Health Care Plan, the DTE Energy Company Comprehensive Non-Health Welfare Benefit Plan, the DTE Supplemental Retiree Benefit Plan, and the DTE Energy Retiree Reimbursement Arrangement Plan.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

“DTE Energy Savings Plan” means the DTE Energy Company Savings and Stock Ownership Plan.

“DTE Energy Shares” has the meaning set forth in the recitals of this Agreement.

“DTE Energy Stock Plan” means the DTE Energy Company Long-Term Incentive Plan, as amended and restated from time to time.

“DTE Energy VB” has the meaning set forth in Section 4.07.

“DTE Energy Welfare Plan” means a Welfare Plan that is a DTE Energy Benefit Plan.

“DTE Energy Workers’ Compensation Plan” means any workers’ compensation plan that is a DTE Energy Benefit Plan.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Forfeited 2019 DTE Energy Performance Share Award” has the meaning set forth in Section 6.03(a).

“Forfeited 2020 DTE Energy Performance Share Award” has the meaning set forth in Section 6.03(b).

“IRS” means the Internal Revenue Service.

“Listed Employees” has the meaning set forth in Section 2.02.

“Offer Employee Transfer Date” means the date following the Distribution Date on which a Listed Employee commences employment with the DT Midstream Group.

“Pension Plan” means any Benefit Plan that is a pension plan as defined in Section 3(2) of ERISA, without regard to Section 4(b)(4) or 4(b)(5) of ERISA.

“Substitute DT Midstream Performance Share Award” has the meaning set forth in Section 6.03(c).

“Substitute DT Midstream RSU Award” has the meaning set forth in Section 6.02.

“Tax” has the meaning set forth in the TMA.

“Transferred Employee” means each employee of the DTE Energy Group whose employment shall have been transferred from the DTE Energy Group to the DT Midstream Group prior to the Distribution Date.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Vested 2019 DTE Energy Performance Share Award” has the meaning set forth in Section 6.03(a).

“Vested 2020 DTE Energy Performance Share Award” has the meaning set forth in Section 6.03(b).

“Welfare Plan” means any Benefit Plan that is an employee welfare plan as defined in Section 3(1) of ERISA, without regard to Section 4(b)(4) or 4(b)(5) of ERISA.

“Workers Compensation Event” means the event, injury, illness or condition giving rise to a workers’ compensation claim with respect to a DT Midstream Employee.

SECTION 1.02. Interpretation. (a) Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to refer to any gender identity as the context requires. The terms “hereof,” “herein,” “herewith” and words of similar import, unless otherwise stated, shall be construed to refer to this Agreement as a whole (including all of the schedules hereto) and not to any particular provision of this Agreement. Article, Section or Schedule references are to the articles, sections and schedules of or to this Agreement unless otherwise specified. Any capitalized terms used in any schedule to this Agreement but not otherwise defined therein shall have the meaning as defined in this Agreement, the Distribution Agreement or the Ancillary Agreement to which such schedule is attached, as applicable. Any definition of or reference to any agreement, instrument or other document herein (including any reference herein to this Agreement) shall, unless otherwise stated, be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein). The word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified. The word “or” shall not be exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All references to “$” or dollar amounts are to the lawful currency of the United States of America. In the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any provisions hereof.

ARTICLE II

ASSIGNMENT OF EMPLOYEES

SECTION 2.01. Transferred Employees. As of the date immediately prior to the Distribution Date, the employment of the Transferred Employees by any member of the DTE Energy Group shall have been assigned and transferred to a member of the DT Midstream Group.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 2.02. Listed Employees. For 12 months following the Distribution Date, DT Midstream shall have the right to solicit and offer employment with the DT Midstream Group to the employees listed on Schedule A (the “Listed Employees”). In the event any Listed Employee accepts such offer of employment from and commences employment with the DT Midstream Group, the Parties shall use commercially reasonable efforts, subject to applicable Laws and the terms and conditions of the applicable Benefit Plans, to treat such Listed Employee as a DT Midstream Employee or a DT Midstream Corporate Employee, as applicable, for all purposes of this Agreement, including the DTE Energy Benefit Plans and the DT Midstream Benefit Plans but excluding Article VI of this Agreement, as of the Offer Employee Transfer Date.

SECTION 2.03. Non-Employment Obligation. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall create any obligation on the part of the DT Midstream Group or the DTE Energy Group to continue the employment of any employee for any definite period following the Distribution Date or to change the employment status of any employee from “at will.” Unless required pursuant to the terms of the applicable Benefit Plan or applicable Law, the Parties agree that none of the Transactions shall result in any Business Employees being deemed to have incurred a termination of employment or being eligible to receive severance benefits solely as a result of the Distribution.

ARTICLE III

PENSION, RETIREMENT AND DEFERRED COMPENSATION PLANS

SECTION 3.01. Qualified Defined Contribution Plans. (a) Establishment of the DT Midstream Savings Plan. Effective on or before the Distribution Date, DT Midstream shall adopt, establish and maintain a 401(k) profit sharing plan and trust for the benefit of DT Midstream Employees that is intended to be qualified under Section 401(a) of the Code and exempt from federal income tax under Section 501(a) of the Code (the “DT Midstream Savings Plan”). If the DT Midstream Savings Plan is not adopted in the form of a pre-approved plan for which the IRS has issued an opinion letter, as soon as practicable after the adoption of the DT Midstream Savings Plan, or as otherwise required under Revenue Procedure 2007-44, DT Midstream shall submit an application to the IRS for a determination letter that the DT Midstream Savings Plan is qualified under Section 401(a) of the Code and that the related DT Midstream Savings Plan Trust is exempt from federal income tax under Section 501(a) of the Code, and shall take any actions not inconsistent with DT Midstream’s other general commitments contained in this Agreement and make any amendments necessary to receive such determination. As of the Distribution Date, each DT Midstream Employee shall be eligible to participate in the DT Midstream Savings Plan, which shall recognize the service of such DT Midstream Employee with DTE Energy and its Subsidiaries for purposes of any applicable waiting period, service condition or vesting with respect to applicable employer contributions from DT Midstream following the Distribution Date.

(b) DTE Energy Savings Plan. Following the Distribution, the DTE Energy Group shall retain sponsorship of the DTE Energy Savings Plan and the DTE Energy Savings Plan shall retain all Assets and Liabilities arising out of or relating to the DTE Energy Savings Plan, including those relating to each Business Employee (and their respective beneficiaries) in connection with his or her service prior to the Distribution, including the obligation to make all payments or distributions with respect to such Liabilities in accordance with the terms of the DTE Energy Savings Plan (including distributions pursuant to Section 3.01(c)). As of the Distribution Date, each DT Midstream Employee shall cease active participation in the DTE Energy Savings Plan, other than with respect to benefit accruals as of the Distribution Date.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Savings Plan Rollover. As of the Distribution Date, the DTE Energy Savings Plan shall permit each DT Midstream Employee to elect, and the DT Midstream Group shall cause the DT Midstream Savings Plan to accept, in accordance with applicable Law and the terms of the DTE Energy Savings Plan and the DT Midstream Savings Plan, a rollover of the account balances (including earnings through the date of transfer but excluding promissory notes evidencing all outstanding loans) of such DT Midstream Employee under the DTE Energy Savings Plan, if such rollover is elected in accordance with applicable Law and the terms of the DTE Energy Savings Plan and by such DT Midstream Employee. Upon completion of a rollover of all or part of the account balance of any DT Midstream Employee, as described in this Section 3.01(c), DT Midstream and the DT Midstream Savings Plan shall be responsible for all Liabilities of the DTE Energy Group under the DTE Energy Savings Plan with respect to the portion of the account balance of the DT Midstream Employee whose full or partial account balance was rolled over to the DT Midstream Savings Plan (and his or her respective beneficiaries), and the DTE Energy Group and the DTE Energy Savings Plan shall have no Liabilities to provide the former DTE Energy Savings Plan participant (or any of the former participant’s beneficiaries) with benefits under the DTE Energy Savings Plan with respect to the portion of the former participant’s account balance so rolled over. In the event a DT Midstream Employee elects a rollover of all or part of such DTE Midstream Employee’s account balance under the DTE Energy Savings Plan in accordance with this Section 3.01(c), any promissory notes evidencing outstanding loans under the account shall be subject to the terms and conditions of the DTE Energy Savings Plan.

(d) Employer Savings Plan Contributions. The DTE Energy Group shall remain responsible for making all employer contributions under the DTE Energy Savings Plan with respect to any DT Midstream Employee attributable to compensation paid prior to the Distribution; provided that, any such employer contributions shall be made by the DTE Energy Group prior to any rollover elected by a DT Midstream Employee under Section 3.01(c). The DTE Energy Group shall cause the DTE Energy Savings Plan to be amended as necessary to fully vest any employer contributions made to the accounts of DT Midstream Employees that are unvested as of the Distribution Date. On and after the Distribution Date, the DT Midstream Group shall be responsible for all employer contributions under the DT Midstream Savings Plan attributable to service performed by DT Midstream Employees after the Distribution Date.

(e) Limitation of Liability; Cooperation. The DTE Energy Group shall have no Liability with respect to the DT Midstream Savings Plan following the Distribution Date, including responsibility for any failure of DT Midstream to properly administer the DT Midstream Savings Plan in accordance with its terms and applicable Law and any failure to properly administer the accounts of DT Midstream Employees and their respective beneficiaries, including accounts rolled over in accordance with Section 3.01(c), in such DT Midstream Savings Plan. Following the date of this Agreement, the DTE Energy Group and the DT Midstream Group shall use commercially reasonable efforts to cooperate in administering the DTE Energy Savings Plan in connection with providing benefits to DT Midstream Employees in accordance with the terms of the DTE Energy Savings Plan, including by exchanging any necessary participant records.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 3.02. Qualified Defined Benefit Pension Plans. Following the Distribution Date, the DTE Energy Group shall retain sponsorship of the DTE Energy Pension Plan and the DTE Energy Pension Plan shall retain all Assets and Liabilities arising out of or relating to the DTE Energy Pension Plan, including those relating to each Business Employee (and their respective beneficiaries) in connection with his or her service prior to the Distribution, including the obligation to make all payments or distributions with respect to such Liabilities in accordance with the terms of the DTE Energy Pension Plan. As of the Distribution Date, each DT Midstream Employee shall cease active participation in the DTE Energy Pension Plan, other than with respect to benefit accruals as of the Distribution Date. Following the date of this Agreement, the DTE Energy Group and the DT Midstream Group shall use commercially reasonable efforts to cooperate in administering the DTE Energy Pension Plan in connection with providing benefits to DT Midstream Employees in accordance with the terms of the DTE Energy Pension Plan, including by exchanging any necessary participant records. For the avoidance of doubt, in no event shall any DT Midstream Employee who is not a participant in, or has not vested in a benefit under, the DTE Energy Pension Plan prior to the Distribution Date become eligible to receive payments or benefits under the DTE Energy Pension Plan following the Distribution Date.

SECTION 3.03. Nonqualified Deferred Compensation Plans. Following the Distribution Date, the DTE Energy Group shall retain sponsorship of the DTE Energy Deferred Compensation Plans and all Assets and Liabilities arising out of or relating to the DTE Energy Deferred Compensation Plans, including those relating to any Business Employee (and their respective beneficiaries) in connection with his or her service prior to the Distribution, including the obligation to make all payments or distributions with respect to such Liabilities in accordance with the terms of the applicable DTE Energy Deferred Compensation Plan. As of the Distribution Date, each DT Midstream Employee shall cease active participation in the DTE Energy Deferred Compensation Plans, other than with respect to benefit accruals as of the Distribution Date. The DTE Energy Group shall cause the DTE Energy Deferred Compensation Plans to be amended as necessary to fully vest all contributions or benefits accrued by any DTE Midstream Employee as of the Distribution Date. The payment or distribution of any compensation to which any DT Midstream Employee (and their respective beneficiaries) is entitled under the DTE Energy Deferred Compensation Plans shall occur upon the time or times provided for under the applicable DTE Energy Deferred Compensation Plan and such DT Midstream Employee’s deferral or distribution elections, as applicable. Following the date of this Agreement, the DTE Energy Group and the DT Midstream Group shall use commercially reasonable efforts to cooperate in administering the DTE Energy Deferred Compensation Plans for purposes of satisfying any obligations relating to the participation of any DT Midstream Employee, including by exchanging any necessary participant records.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

ARTICLE IV

WELFARE PLANS

SECTION 4.01. Establishment of the DT Midstream Welfare Plans. Effective on or before the Distribution Date, DT Midstream shall adopt, establish and maintain Welfare Plans for the benefit of DT Midstream Employees (the “DT Midstream Welfare Plans”).

SECTION 4.02. Coverage of DT Midstream Employees. As of the Distribution Date, each DT Midstream Employee shall become eligible to participate in the DT Midstream Welfare Plans, subject to the terms of such plans. To the extent applicable to any DT Midstream Welfare Plans in which DT Midstream Employees become eligible as of the Distribution Date that provide benefits similar to the benefits that had been provided to such persons under a DTE Energy Welfare Plan immediately prior to such date, DT Midstream shall cause the DT Midstream Welfare Plans to recognize all coverage and contribution elections made by the DT Midstream Employees under the DTE Energy Welfare Plans in effect for the period immediately prior to the Distribution Date and shall apply such elections under the DT Midstream Welfare Plans for the remainder of the period or periods for which such elections are by their terms applicable. All beneficiary designations made by DT Midstream Employees under the DTE Energy Welfare Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the DT Midstream Welfare Plans until such beneficiary designations are replaced or revoked by the DT Midstream Employee who made the beneficiary designation in accordance with the terms of such plans. With respect to each DT Midstream Employee, each DT Midstream Welfare Plan shall provide that for purposes of determining eligibility to participate, vesting and calculation of, and entitlement to, benefits, service by the DT Midstream Employee prior to the Distribution Date with DTE Energy and its Subsidiaries shall be treated as service with the DT Midstream Group. DT Midstream shall cause each DT Midstream Welfare Plan to waive any waiting periods, evidence of insurability requirements and the application of any preexisting condition limitations with respect to each DT Midstream Employee (and, if applicable, such DT Midstream Employee’s participating spouse and/or dependents). DT Midstream shall cause each DT Midstream Welfare Plan to honor any deductible, co-payment and out-of-pocket maximums incurred by each DT Midstream Employee (and, if applicable, such DT Midstream Employee’s participating spouse and/or dependents) under the DTE Energy Welfare Plans in which such DT Midstream Employee participated immediately prior to the Distribution Date, if any, in satisfying any deductibles, co-payments or out-of-pocket maximums under the DT Midstream Welfare Plans in which such DT Midstream Employee is eligible to participate after the Distribution Date in the same plan year in which any such deductibles, co-payments or out-of-pocket maximums were incurred. All amounts credited or applied to any annual or lifetime benefit limitation under a DTE Energy Welfare Plan with respect to a DT Midstream Employee (and, if applicable, such DT Midstream Employee’s participating spouse and/or dependents) shall be credited or applied to the annual or lifetime benefit limitation for such DT Midstream Employee (and, if applicable, such DT Midstream Employee’s participating spouse and/or dependents) under the corresponding DT Midstream Welfare Plan.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 4.03. Welfare Plan Liabilities. (a) DT Midstream Liabilities. Except as provided in clause (b) of this Section 4.03, the DT Midstream Group and the DT Midstream Welfare Plans, as applicable, shall retain and be responsible for all claims for welfare benefits (and for any Liabilities arising as a result of such claims) incurred with respect to any DT Midstream Employee (and, if applicable, such DT Midstream Employee’s participating spouse and/or dependents) on or after the Distribution Date under the DT Midstream Welfare Plans, and no member of the DTE Energy Group or the DTE Energy Welfare Plans shall assume or retain any such Liabilities.

(b) DTE Energy Liabilities. Following the Distribution, the DTE Energy Group shall retain sponsorship of the DTE Energy Welfare Plans. Except as provided in Sections 4.04, 4.05 and 4.07, the DTE Energy Group and the DTE Energy Welfare Plans shall retain and continue to be responsible for all claims for welfare benefits (and for any Liabilities arising as a result of such claims) incurred with respect to any Business Employee (and, if applicable, such Business Employee’s participating spouse and/or dependents) prior to the Distribution Date, whether such claims have been paid or remain unpaid as of such date, and the DT Midstream Welfare Plans shall not assume or retain any such Liabilities. DT Midstream shall reimburse DTE Energy Group for claims incurred but not paid as of the Distribution Date with respect to any DT Midstream Employee (other than a Transferred Employee). Except as provided in Section 4.05, as of the Distribution Date, each DT Midstream Employee shall cease participation in the DTE Energy Welfare Plans (other than the DTE Energy Retiree Welfare Plans in accordance with the terms of such DTE Energy Retiree Welfare Plans).

(c) Claims Incurred. Claims for purposes of this Section 4.03 shall be considered to be incurred as follows: (i) health, dental, vision, employee assistance program and prescription drug benefits (including in respect of hospital confinement), upon provision of such services, materials or supplies and (ii) life, long-term disability, accidental death and dismemberment and business travel accident insurance benefits, upon the death, cessation of employment, injury, illness, or other event giving rise to such benefits.

SECTION 4.04. Disability. (a) DT Midstream shall assume all Liabilities related to extended (short-term) disability benefits payable to a DT Midstream Employee after the Distribution Date, even if the disability giving rise to the benefits first occurred before the Distribution Date.

(b) The DTE Energy Welfare Plans shall retain any Liabilities related to long-term disability benefits payable under the terms of the DTE Energy Welfare Plans to any Business Employee as a result of any disability that first arose before the Distribution Date. The DT Midstream Welfare Plans shall retain and be responsible for any Liabilities related to long-term disability benefits payable under the terms of the DT Midstream Welfare Plans to any DT Midstream Employee as a result of any disability that first arises on or after the Distribution Date.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 4.05. Workers’ Compensation Claims. Effective on or before the Distribution Date, DT Midstream shall adopt, establish and maintain a workers’ compensation plan of the DT Midstream Group (each, a “DT Midstream Workers’ Compensation Plan”) for the benefit of DT Midstream Employees. In the case of any workers’ compensation claim of any DT Midstream Employee in respect of his or her employment with the DTE Energy Group or the DT Midstream Group, such claim shall be covered (a) under the applicable DTE Energy Workers’ Compensation Plan if the Workers’ Compensation Event occurred prior to the Distribution Date and (b) under the applicable DT Midstream Workers’ Compensation Plan if the Workers’ Compensation Event occurs on or after the Distribution Date. If the Workers’ Compensation Event occurs over a period both preceding and following the Distribution, the claim shall be jointly covered under the DTE Energy Workers’ Compensation Plan and the DT Midstream Workers’ Compensation Plan and shall be equitably apportioned between them based upon the relative periods of time that the Workers’ Compensation Event transpired preceding and following the Distribution.

SECTION 4.06. COBRA. In the event that a Business Employee or his or her qualified beneficiary was receiving, or was eligible to receive, continuation health coverage pursuant to COBRA prior to the Distribution Date, DTE Energy and the applicable DTE Energy Welfare Plans shall be responsible for all Liabilities to such employee (or his or her eligible dependents) in respect of COBRA. In the event a DT Midstream Employee or his or her qualified beneficiary becomes eligible to receive continuation health coverage pursuant to COBRA on or following the Distribution Date, DT Midstream and the DT Midstream Welfare Plans shall be responsible for all Liabilities to such employee (or his or her eligible dependents) in respect of COBRA. DT Midstream shall indemnify, defend and hold harmless the members of the DTE Energy Group from and against all Liabilities relating to, arising out of or resulting from COBRA provided by DT Midstream, or the failure of DT Midstream to meet its COBRA obligations, to DT Midstream Employees and their respective eligible dependents. The DTE Energy Welfare Plans shall not treat the Distribution as a COBRA qualifying event for any DT Midstream Employee (or any eligible dependent of a DT Midstream Employee).

SECTION 4.07. Flexible Spending Accounts; Vacation Buy. As of the Distribution Date, each DT Midstream Employee shall cease participation in the DTE Energy FSA and DTE Energy VB and shall become eligible to participate in a flexible spending account plan established by DT Midstream (the “DT Midstream FSA”) and a vacation buy plan established by DT Midstream (the “DT Midstream VB”), as applicable, subject to the terms of such plans. Effective as of the Distribution Date, the DT Midstream FSA and the DT Midstream VB shall credit or debit the applicable account of each DT Midstream Employee who, as of the Distribution Date, was a participant in the flexible spending account plan maintained by the DTE Energy Group (the “DTE Energy FSA”) or the vacation buy plan maintained by the DTE Energy Group (the “DTE Energy VB”), as applicable, with an amount equal to the balance of his or her account under the DTE Energy FSA or DTE Energy VB, as applicable, as of the Distribution Date, and shall continue his or her elections thereunder. If the claims made against a DT Midstream Employee’s DTE Energy FSA account or DTE Energy VB account prior to the Distribution Date exceed the amounts credited to such account at the Distribution Date, DT Midstream shall reimburse the DTE Energy Group for the aggregate amount of such difference. If the amounts credited to a DT Midstream Employee’s DTE Energy FSA account or DTE Energy VB at the Distribution Date exceed the claims made against such account prior to the Distribution Date, the DTE Energy Group shall reimburse DT Midstream for the aggregate amount of such difference. As of the Distribution Date, (a) the DT Midstream FSA shall assume responsibility for all outstanding dependent care and medical care claims under the DTE Energy FSA of each DT Midstream Employee and shall assume and perform the obligations from and after the Distribution Date and (b) the DT Midstream VB shall assume responsibility for payment of all vacation time purchased by a DT Midstream Employee before the Distribution Date but unused as of the Distribution Date, consistent with the terms of the DT Midstream VB. From and after the Distribution Date, the DTE Energy Group shall provide DT Midstream with such information DT Midstream may reasonably request to enable it to verify any claims or contribution information pertaining to the DTE Energy FSA or the DTE Energy VB.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 4.08. Health Savings Accounts. Any DT Midstream Employee who was contributing to a health savings account in connection with the DT Midstream Employee’s participation in the DTE Energy Welfare Plans (a “DTE Energy Plan HSA”) shall retain ownership of such DTE Energy Plan HSA following the Distribution Date. DT Midstream shall take all actions as are necessary to enable any eligible DT Midstream Employee to make health savings account contributions in connection with such DT Midstream Employee’s participation in the DT Midstream Welfare Plans (a “DT Midstream Plan HSA”) following the Distribution Date. Following the date of this Agreement, the Parties shall use commercially reasonable efforts to cooperate in transferring the DTE Energy Plan HSAs of DT Midstream Employees to the respective DT Midstream Plan HSAs of such DT Midstream Employees.

SECTION 4.09. Retiree Welfare Plans. Following the Distribution, the DTE Energy Group shall retain sponsorship of the DTE Energy Retiree Welfare Plans and all Liabilities arising out of or relating to the DTE Energy Retiree Welfare Plans relating to any Business Employee (and their respective beneficiaries) in connection with his or her service prior to the Distribution, including the obligation to make all payments or distributions with respect to such Liabilities in accordance with the terms of the DTE Energy Retiree Welfare Plans. The DTE Energy Retiree Welfare Plans shall retain all Assets relating to the DTE Energy Retiree Welfare Plans. The DTE Energy Group shall cause the DTE Energy Retiree Welfare Plans to be amended as necessary to provide to each DT Midstream Employee who is a participant therein immediately prior to the Distribution Date with five additional years of age and service credit solely for vesting purposes effective as of the Distribution Date. Any benefits in respect of DT Midstream Employees that remain unvested after giving effect to the foregoing as of the Distribution Date shall be treated in accordance with the terms of the applicable DTE Energy Retiree Welfare Plan. Following the date of this Agreement, the DTE Energy Group and the DT Midstream Group shall use commercially reasonable efforts to cooperate in administering the DTE Energy Retiree Welfare Plans for purposes of satisfying any obligations relating to the participation of any DT Midstream Employee, including by exchanging any necessary participant records.

ARTICLE V

CERTAIN OTHER ARRANGEMENTS

SECTION 5.01. Other DT Midstream Benefit Arrangements. Effective on or before the Distribution Date, the DT Midstream Group shall adopt, establish and maintain Benefit Plans (other than Pension Plans and Welfare Plans providing post-employment benefits other than COBRA) for the benefit of the DT Midstream Employees and shall be solely responsible for all Liabilities with respect to such DT Midstream Benefit Plans.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 5.02. No Change in Control. The Distribution shall not constitute a “change in control” (or term of similar meaning) for purposes of any DTE Energy Benefit Plan.

SECTION 5.03. Annual Bonuses. Effective as of the Distribution Date, the DT Midstream Group shall establish (a) an annual bonus program for the 2021 performance period (the “DT Midstream AIP”) for the benefit of each DT Midstream Employee who was granted an annual incentive award for 2021 under the DTE Energy Company Annual Incentive Plan (a “2021 AIP Award”) and (b) a rewarding employees program for the 2021 performance period (the “DT Midstream REP”) for the benefit of each DT Midstream Employee who was granted an annual incentive award for 2021 under the DTE Energy Rewarding Employees Plan (a “ 2021 REP Award”). Effective as of the Distribution Date, DT Midstream shall have granted to each such DT Midstream Employee an annual incentive for the 2021 performance period under the DT Midstream Annual Incentive Plan or the DT Midstream Rewarding Employee Plan, as applicable (each, a “2021 DT Midstream Annual Award”). Prior to the Distribution Date, DTE Energy shall (i) provide to DT Midstream documentation detailing the estimated performance achievement and accrued liability with respect to the 2021 AIP Award or 2021 REP Award of each such DT Midstream Employee, as determined by DTE Energy in its sole discretion prior to the Distribution Date, and (ii) transfer to DT Midstream an amount in cash equal to the aggregate amount of such accrued liabilities (the “2021 Incentive Payment”). Following the Distribution Date, DT Midstream shall have sole responsibility and Liability for administering and paying any amount due with respect to any 2021 DT Midstream Annual Award, under the DT Midstream AIP, DT Midstream REP or under any other annual incentive program of the DT Midstream Group or otherwise payable to any DT Midstream Employee following the Distribution Date, and the DTE Energy Group shall have no Liability in respect thereof (other than the 2021 Incentive Payment).

SECTION 5.04. Severance. Effective as of the Distribution, DTE Energy shall have no Liability with respect to any severance payable to DT Midstream Employees under any severance plan, program, agreement or arrangement (whether of the DTE Energy Group, the DT Midstream Group or otherwise). It is not intended that any Business Employee will be eligible for termination or severance payments from the DTE Energy Group or the DT Midstream Group as a result of the transfer or change of employment from the DTE Energy Group to the DT Midstream Group or from the DT Midstream Group to the DTE Energy Group or the occurrence of the Distribution.

ARTICLE VI

STOCK PLANS

SECTION 6.01. DT Midstream Stock Plan. Effective on or before the Distribution Date, the DT Midstream Group shall adopt, establish and maintain an equity compensation plan (the “DT Midstream Stock Plan”).

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 6.02. Restricted Stock Awards Held by DT Midstream Employees. Each DTE Energy Restricted Stock Award held as of immediately prior to the Distribution by any Business Employee who will become a DT Midstream Employee shall be converted into a DT Midstream restricted stock unit award granted under the DT Midstream Stock Plan (a “Substitute DT Midstream RSU Award”). The number of DT Midstream Shares subject to the Substitute DT Midstream RSU Award shall be equal to the number of DTE Energy Shares subject to the DTE Energy Restricted Stock Award held as of immediately prior to the Distribution multiplied by a fraction, the numerator of which is the DTE Energy Pre-Distribution Stock Price, and the denominator of which is the DT Midstream Post-Distribution Stock Price. Each Substitute DT Midstream RSU Award shall vest based on the holder’s employment with the DT Midstream Group. Each Substitute DT Midstream RSU Award shall have substantially the same terms and conditions as the corresponding DTE Energy Restricted Stock Award, except that the holder thereof shall not have any rights as a stockholder in respect of such Substitute DT Midstream RSU Award until DT Midstream Shares are delivered in settlement of such Substitute DT Midstream RSU Award and as otherwise provided herein.

SECTION 6.03. Performance Share Awards Held by DT Midstream Employees. (a) 2019 Performance Share Awards. Each DTE Energy Performance Share Award granted under the DTE Energy Stock Plan in 2019 and held as of immediately prior to the Distribution (or immediately prior to the Record Date, solely to the extent DTE Energy elects to settle such award prior thereto) by any Business Employee who will become a DT Midstream Employee shall (i) vest as to two-thirds of the target number of DTE Energy Shares subject to such DTE Energy Performance Share Award based on actual performance as of December 31, 2020, as determined by the Organization and Compensation Committee of the DTE Energy board of directors in its sole discretion and (ii) forfeit as to one-third of the target number of DTE Energy Shares subject to such DTE Energy Performance Share Award (the portion described in clause (i), a “Vested 2019 DTE Energy Performance Share Award” and the portion described in clause (ii), a “Forfeited 2019 DTE Energy Performance Share Award”). Each Vested 2019 DTE Energy Performance Share Award shall be settled by DTE Energy in its discretion (x) prior to the Record Date or (y) no later than 60 days following the Distribution Date in which case the target number of DTE Energy Shares subject to the Vested 2019 DTE Energy Performance Share Award as of immediately prior to the Distribution Date shall be appropriately adjusted as determined by DTE Energy. Effective as of the Distribution Date, DT Midstream shall grant to each DT Midstream Employee who held a Forfeited 2019 DTE Energy Performance Share Award a performance share award pursuant to the DT Midstream Stock Plan with a target number of DT Midstream Shares subject to such award equal to the target number of DTE Energy Shares subject to the Forfeited 2019 DTE Energy Performance Share Award multiplied by a fraction, the numerator of which is the DTE Energy Pre-Distribution Stock Price, and the denominator of which is the DT Midstream Post-Distribution Stock Price (each such award, a “DT Midstream 2019 Performance Share Award”). Each DT Midstream 2019 Performance Share Award shall have substantially the same terms and conditions as the Forfeited 2019 DTE Energy Performance Share Award to which it relates, provided that the DT Midstream 2019 Performance Share Award shall vest based on the achievement of DT Midstream performance metrics, as established prior to the Distribution, and the holder’s employment with the DT Midstream Group.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) 2020 Performance Share Awards. Each DTE Energy Performance Share Award granted under the DTE Energy Stock Plan in 2020 and held as of immediately prior to the Distribution (or immediately prior to the Record Date, solely to the extent DTE Energy elects to settle such award prior thereto) by any Business Employee who will become a DT Midstream Employee shall (i) vest as to one-third of the target number of DTE Energy Shares subject to such DTE Energy Performance Share Award based on actual performance as of December 31, 2020, as determined by the Organization and Compensation Committee of the DTE Energy board of directors in its sole discretion and (ii) forfeit as to two-thirds of the target number of DTE Energy Shares subject to such DTE Energy Performance Share Award (the portion described in clause (i), a “Vested 2020 DTE Energy Performance Share Award” and the portion described in clause (ii), a “Forfeited 2020 DTE Energy Performance Share Award”). Each Vested 2020 DTE Energy Performance Share Award shall be settled by DTE Energy in its discretion (x) prior to the Record Date or (y) no later than 60 days following the Distribution Date in which case the target number of DTE Energy Shares subject to the Vested 2020 DTE Energy Performance Share Award as of immediately prior to the Distribution Date shall be appropriately adjusted as determined by DTE Energy. Effective as of the Distribution Date, DT Midstream shall grant to each DT Midstream Employee who held a Forfeited 2020 DTE Energy Performance Share Award a performance share award pursuant to the DT Midstream Stock Plan with a target number of DT Midstream Shares subject to such award equal to the target number of DTE Energy Shares subject to the Forfeited 2020 DTE Energy Performance Share Award multiplied by a fraction, the numerator of which is the DTE Energy Pre-Distribution Stock Price, and the denominator of which is the DT Midstream Post-Distribution Stock Price (each such award, a “DT Midstream 2020 Performance Share Award”). Each DT Midstream 2020 Performance Share Award shall have substantially the same terms and conditions as the Forfeited 2020 DTE Energy Performance Share Award to which it relates, provided that the DT Midstream 2020 Performance Share Award shall vest based on the achievement of DT Midstream performance metrics, as established prior to the Distribution, and the holder’s employment with the DT Midstream Group.

(c) 2021 Performance Share Awards. Each DTE Energy Performance Share Award granted under the DTE Energy Stock Plan in 2021 and held as of immediately prior to the Distribution by any Business Employee who will become a DT Midstream Employee shall be converted into a substitute DT Midstream performance share award granted under the DT Midstream Stock Plan (a “Substitute DT Midstream Performance Share Award”). The target number of DT Midstream Shares that are subject to the Substitute DT Midstream Performance Share Award shall be equal to the target number of DTE Energy Shares subject to the DTE Energy Performance Share Award held as of immediately prior to the Distribution multiplied by a fraction, the numerator of which is the DTE Energy Pre-Distribution Stock Price and the denominator of which is the DT Midstream Post-Distribution Stock Price. Each Substitute DT Midstream Performance Share Award shall have substantially the same terms and conditions as the DTE Energy Performance Share Award to which it relates, provided that the Substitute DT Midstream Performance Share Award shall vest based on the achievement of DT Midstream performance metrics, as established prior to the Distribution, and the holder’s employment with the DT Midstream Group.

SECTION 6.04. Approval and Terms of Equity Awards. DT Midstream shall adopt and approve the issuance of the converted and replacement awards provided for herein. Notwithstanding the foregoing, awards made under the DT Midstream Stock Plan pursuant to DT Midstream’s obligations under this Agreement shall take into account all employment and service with both DTE Energy and DT Midstream, and their respective Subsidiaries and Affiliates, for purposes of determining when such awards vest and terminate. The DT Midstream Group shall be solely responsible for all Liabilities with respect to the DT Midstream Stock Plan, including the Substitute DT Midstream RSU Awards, the DT Midstream 2019 Performance Share Awards, the DT Midstream 2020 Performance Share Awards and the Substitute DT Midstream Performance Share Awards.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

ARTICLE VII

COMPENSATION MATTERS AND GENERAL BENEFIT MATTERS

SECTION 7.01. Cessation of Participation in DTE Energy Benefit Plans. Except as otherwise provided in this Agreement or as required by the terms of any DTE Energy Benefit Plan or by applicable Law, the DTE Energy Group shall take any and all action as shall be necessary or appropriate so that participation in DTE Energy Benefit Plans by all DT Midstream Employees shall terminate as of the close of business on the date immediately prior to the Distribution Date and each member of the DT Midstream Group shall cease to be a participating employer under the terms of such DTE Energy Benefit Plans as of such time.

SECTION 7.02. Assumption of Certain Employee Related Obligations. Except as otherwise provided in this Agreement, effective as of the close of business on the date immediately prior to the Distribution, DT Midstream shall assume, and the DTE Energy Group shall have no further Liability for, the following agreements and Liabilities, and DT Midstream shall indemnify, defend and hold harmless each of the DTE Energy Indemnitees from and against any and all expenses and losses incurred or suffered by one or more of the DTE Energy Indemnitees in connection with, relating to, arising out of or due to, directly or indirectly, any of the following:

(a) all agreements entered into between the DTE Energy Group and any DT Midstream Employee or independent contractor or other service provider providing services to the DT Midstream Group immediately following the Distribution Date; provided that if any such agreement constitutes a Shared Contract, the benefits, obligations and liabilities under such agreement shall be allocated between DTE Energy and DT Midstream in accordance with Section 2.04 of the Distribution Agreement;

(b) all wages, salary, incentive compensation, commissions and bonuses payable to DT Midstream Employees on or after the Distribution Date, without regard to when such wages, salary, incentive compensation, commissions or bonuses are or may have been earned;

(c) all moving expenses and obligations related to relocation, repatriation, transfers, tuition assistance and adoption assistance or similar items incurred by or owed to any DT Midstream Employee on or after the Distribution Date;

(d) all immigration-related, visa, work application or similar rights, obligations and liabilities to the extent they are related to any DT Midstream Employees;

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) all offer letters and letter agreements entered into between (i) the DTE Energy Group, the DT Midstream Group or a former entity owned, in whole or in part, by the DT Midstream Group and (ii) any DT Midstream Employee providing for ongoing benefits and/or compensation for such DT Midstream Employee; and

(f) all Liabilities of the DT Midstream Group or in respect of the operation or conduct of the DT Midstream Business as conducted at any time (whether prior to or after the Distribution) or any other business conducted by DT Midstream or any other member of the DT Midstream Group at any time after the Distribution, in each case, with respect to claims made by or with respect to DT Midstream Employees relating to any Benefit Plan not otherwise retained or assumed by the DTE Energy Group pursuant to this Agreement, including such Liabilities relating to actions or omissions of or by the DT Midstream Group or any officer, director, employee or agent thereof prior to the Distribution Date.

SECTION 7.03. Restrictive Covenants in Employment and Other Agreements. To the extent permitted under applicable Law, following the Distribution, the DT Midstream Group shall be considered to be successors to the DTE Energy Group for purposes of all agreements containing restrictive covenants (including confidentiality provisions) between the DTE Energy Group and any Business Employee executed prior to the Distribution Date such that the DTE Energy Group and the DT Midstream Group shall all enjoy the rights and benefits under such agreements, with respect to their respective business operations; provided, however, that (a) in no event shall the DTE Energy Group be permitted to enforce any restrictive covenants against any Business Employees in their capacity as employees of the DT Midstream Group and (b) in no event shall the DT Midstream Group be permitted to enforce any restrictive covenants against any DTE Energy employees in their capacity as employees of the DTE Energy Group.

SECTION 7.04. Past Service Credit. With respect to all DT Midstream Employees, as of the Distribution Date, the DT Midstream Group shall recognize all service recognized under the comparable DTE Energy Benefit Plans for purposes of determining eligibility, participation, vesting and calculation of benefits under comparable plans and programs maintained by the DT Midstream Group; provided that there shall be no duplication of benefits for DT Midstream Employees under such DT Midstream Group plans and programs. The DTE Energy Group shall provide to DT Midstream copies of any records available to the DTE Energy Group to document such service, plan participation and membership and cooperate with DT Midstream to resolve any discrepancies or obtain any missing data for purposes of determining benefit eligibility, participation, vesting and calculation of benefits with respect to the DT Midstream Employees. With respect to retaining, destroying, transferring, sharing, copying and permitting access to all such information, the DTE Energy Group and DT Midstream shall each comply with all applicable Laws, regulations and internal policies and each Party shall indemnify and hold harmless the other Party from and against any and all Liability that arises from a failure (by the indemnifying Party) to so comply with all applicable Laws, regulations and internal policies applicable to such information.

SECTION 7.05. Accrued Vacation and Other Paid Time Off. Effective as of the Distribution Date, the DT Midstream Group shall recognize and assume all liability for all paid time off and vacation, holiday, absence bank, sick leave and personal days off (other than deferred banked vacation), accrued by DT Midstream Employees as of the Distribution Date, and the DT Midstream Group shall credit each DT Midstream Employee with such converted accrued days off.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 7.06. Leaves of Absence. The DT Midstream Group shall continue to apply all leave of absence policies as in effect immediately prior to the Distribution to inactive DT Midstream Employees who are on an approved leave of absence as of the Distribution Date. Leaves of absence taken by DT Midstream Employees prior to the Distribution Date shall be deemed to have been taken as employees of DT Midstream.

SECTION 7.07. DTE Energy Assets. Except as otherwise set forth herein, the DTE Energy Group or the DTE Energy Benefit Plans, as applicable, shall retain all reserves, bank accounts, trust funds or other balances maintained with respect to DTE Energy Benefit Plans.

SECTION 7.08. Further Cooperation; Personnel Records; Data Sharing. The Parties shall provide each other such records and information as reasonably necessary or appropriate to carry out their obligations under applicable Law or this Agreement or for the purposes of administering their respective plans and policies. Each Party shall be responsible for the accuracy of records and information provided to the other Party pursuant to this Section 7.08 and shall indemnify such other Party for any losses caused by inaccurate information that it has provided (including failure to timely provide such records and information). Subject to applicable Law, all information and records regarding employment and personnel matters of Business Employees shall be accessed, retained, held, used, copied and transmitted after the Distribution Date by the DTE Energy Group and DT Midstream, as applicable, in accordance with all Laws and policies relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records. Access to such records after the Distribution Date shall be provided to the DTE Energy Group and DT Midstream, as applicable, in accordance with Article VII of the Distribution Agreement. Notwithstanding the foregoing, the DTE Energy Group shall retain reasonable access to those records necessary for the DTE Energy Group’s continued administration of any plans or programs on behalf of Business Employees after the Distribution Date, and DT Midstream shall retain reasonable access to those records necessary for DT Midstream’s administration of any equity award or other compensation or benefit payable or administered by the DT Midstream Group after the Distribution Date, provided that such access shall be limited to individuals who have a job-related need to access such records. The DTE Energy Group shall also retain copies of all confidentiality and non-compete agreements with any Business Employee in which the DTE Energy Group has a valid business interest. With respect to retaining, destroying, transferring, sharing, copying and permitting access to all such information, the DTE Energy Group and DT Midstream shall each comply with all applicable Laws, regulations and internal policies, and each Party shall indemnify and hold harmless the other Party from and against any and all Liability that arises from a failure (by the indemnifying Party) to so comply with all applicable Laws, regulations and internal policies applicable to such information.

SECTION 7.09. Tax Deductions. Except as required by a Determination, (a) any DT Midstream Legacy Employee Compensation Deduction shall be claimed solely by DT Midstream or an applicable member of the DT Midstream Group, (b) any DT Midstream Corporate Employee Compensation Deduction shall be claimed solely by DTE Energy or an applicable member of the DTE Energy Group, (c) any DTE Energy Equity Compensation Deduction shall be claimed solely by DTE Energy or an applicable member of the DTE Energy Group and (d) any DT Midstream Equity Compensation Deduction shall be claimed solely by DT Midstream or an applicable member of the DT Midstream Group.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

ARTICLE VIII

GENERAL PROVISIONS

SECTION 8.01. Employment and Plan Rights. Notwithstanding anything to the contrary in this Agreement, the Parties expressly acknowledge and agree that (a) this Agreement is not intended to create a service-related contract between any member of the DTE Energy Group or the DT Midstream Group, on the one hand, and any employee or service provider, on the other, nor may any current or former employee or service provider of the DTE Energy Group or the DT Midstream Group rely on this Agreement as the basis for any breach of any service-related contract claim against any member of the DTE Energy Group or the DT Midstream Group, (b) nothing in this Agreement shall be deemed or construed to require any member of the DTE Energy Group or the DT Midstream Group to continue to employ any particular employee or service provider for any period before or after the Distribution Date, (c) nothing in this Agreement shall be deemed or construed to limit the right of any member of the DTE Energy Group or the DT Midstream Group to terminate the employment or service of any employee or service provider at any time before or after the Distribution Date and (d) nothing in this Agreement shall be construed as establishing or amending any Benefit Plan, or any other plan, policy, agreement or arrangement for the benefit of any employee or any other person of the DTE Energy Group or the DT Midstream Group.

SECTION 8.02. Confidentiality. Each Party agrees that any information conveyed or otherwise received by or on behalf of a Party in conjunction herewith is confidential and is subject to the terms of the confidentiality provisions set forth in Section 7.09 of the Distribution Agreement.

SECTION 8.03. Administrative Complaints/Litigation. (a) Except as otherwise provided in this Agreement and as set forth in Section 8.03(b), as of the Distribution Date, DT Midstream shall assume, and be solely liable for, the handling, administration, investigation and defense of actions related to a DT Midstream Benefit Plan or DT Midstream Employees, including ERISA, occupational safety and health, employment standards, union grievances, wrongful dismissal, discrimination or human rights and unemployment compensation claims, asserted at any time against the DTE Energy Group or the DT Midstream Group by any Person other than those related to a DTE Energy Benefit Plan. Any Liabilities arising from such actions shall be deemed DT Midstream Liabilities under the Distribution Agreement.

(b) Except as otherwise provided in this Agreement, as of the Distribution Date, DTE Energy shall assume, and be solely liable for, the handling, administration, investigation and defense of actions related to a DTE Energy Benefit Plan or any current or former service provider of the DTE Energy Group who does not become a DT Midstream Employee, including ERISA, occupational safety and health, employment standards, union grievances, wrongful dismissal, discrimination or human rights and unemployment compensation claims, asserted at any time against the DTE Energy Group or the DT Midstream Group by any Person. Any Liabilities arising from such actions or as otherwise expressly provided in this Agreement shall be deemed DTE Energy Liabilities under the Distribution Agreement.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 8.04. Reimbursement and Indemnification. The Parties agree to reimburse each other, within 30 days of receipt from the other Party of appropriate verification, for all costs and expenses which each may incur on behalf of the other as a result of any of the Benefit Plans and as contemplated by Sections 4.03(b) and 5.03. All Liabilities retained, assumed or indemnified against by the DT Midstream Group pursuant to this Agreement shall be subject to indemnification under Section 6.02 of the Distribution Agreement and all Liabilities retained, assumed or indemnified against by the DTE Energy Group pursuant to this Agreement shall be subject to indemnification under Section 6.03 of the Distribution Agreement, and all such Liabilities shall be subject to the indemnification procedures set forth in Article VI of the Distribution Agreement.

SECTION 8.05. Entire Agreement. This Agreement, including any schedules hereto and the sections of the Distribution Agreement referenced herein, contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties with respect to the subject matter hereof other than those set forth or referred to herein or therein.

SECTION 8.06. Section 409A. The Parties shall cooperate in good faith and use reasonable best efforts to ensure that the Transactions shall not result in adverse tax consequences under Section 409A of the Code to any Business Employee (or any of their respective beneficiaries), in respect of their respective benefits under any Benefit Plan.

SECTION 8.07. Amendment. No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by any Party hereto, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of each Party.

SECTION 8.08. Waiver. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently given for the purposes of this Agreement if, as to any Party, it is in writing signed by an authorized representative of such Party. The failure of either Party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, or in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 8.09. Execution in Counterparts. This Agreement may be executed in one or more counterparts, all of which counterparts shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Party. This Agreement may be executed by electronic or PDF signature and scanned and exchanged by electronic mail, and such electronic or PDF signature shall constitute an original for all purposes.

SECTION 8.10. No Third-Party Beneficiaries. No Business Employee or other current or former employee of any member of the DTE Energy Group or any member of the DT Midstream Group (or his/her spouse, dependent or beneficiary), or any other person not a Party to this Agreement, shall be entitled to assert any claim hereunder. The provisions of this Agreement are solely for the benefit of the Parties and are not intended to confer upon any Person except the Parties any rights or remedies hereunder and there are no third-Party beneficiaries of this Agreement and this Agreement shall not provide any third Person with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

SECTION 8.11. Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when delivered or mailed in accordance with the terms of Section 11.05 of the Distribution Agreement.

SECTION 8.12. Force Majeure. No Party shall be deemed in default of this Agreement to the extent that any delay or failure in the performance of its obligations under this Agreement results from any cause beyond its reasonable control and without its fault or negligence, including acts of God, acts of civil or military authority, embargoes, acts of terrorism, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, labor problems or unavailability of parts, or, in the case of computer systems, any failure in electrical or air conditioning equipment. In the event of any such excused delay, the time for performance shall be extended for a period equal to the time lost by reason of the delay. A Party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event, (a) notify the other Party of the nature and extent of any such force majeure condition and (b) use due diligence to remove any such causes and resume performance under this Agreement as soon as reasonably feasible.

SECTION 8.13. No Public Announcement. Neither Party hereto shall, without the prior written approval of the other Party, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such Party shall be so obligated by Law or the rules of any regulatory body or stock exchange, in which case the other Party shall be advised and the Parties shall use their respective commercially reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with the accounting and U.S. Securities and Exchange Commission disclosure obligations or the rules of any stock exchange.

SECTION 8.14. Limited Liability. Notwithstanding any other provision of this Agreement, no Person who is a stockholder, director, employee, officer, agent or representative of DT Midstream or DTE Energy, in such individual’s capacity as such, shall have any Liability in respect of or relating to the covenants or obligations of DT Midstream or DTE Energy, as applicable, under this Agreement, the Distribution Agreement or any Ancillary Agreement or in respect of any certificate delivered with respect hereto or thereto, and, to the fullest extent legally permissible, each of DT Midstream and DTE Energy, for itself and its stockholders, directors, employees, officers and Affiliates, waives and agrees not to seek to assert or enforce any such liability that any such individual otherwise might have pursuant to applicable Law.

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 8.15. Effect if Distribution Does Not Occur. Notwithstanding anything in this Agreement to the contrary, if the Distribution Agreement is terminated prior to the Distribution, this Agreement shall be of no further force and effect.

SECTION 8.16. Miscellaneous. Except as otherwise expressly set forth in this Agreement, the provisions of Article XI of the Distribution Agreement shall apply mutatis mutandis to this Agreement.

[Signature Page Follows]

Confidential Treatment Requested by DT Midstream, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their authorized representatives as of the date first above written.

DTE ENERGY COMPANY

By:
Name:
Title:

DT MIDSTREAM, INC.

By:
Name:
Title: